SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2001

PROVELL, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-19902	41-1551116
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305
(Address of principal executive offices)
(Zip Code)

(952) 258-2000
 (Registrant’s telephone number, including area code)

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Item 5. Other Events.

             On June 4, 2001, the Company issued the press release attached as Exhibit 10.1 to this report.

Item 7. Financial Statements and Exhibits.

  (c)         Exhibits

Exhibit No.	Description of Exhibit

10.1	Press Release dated June 4, 2001

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

DAMARK INTERNATIONAL, INC.

Dated: June 4, 2001	By	/s/ George S. Richards
George S. Richards
Chairman, Chief Executive Officer and
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Press Release dated June 4, 2001